UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2005

MELT, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-109990

(Commission File Number)

47-0925451

(IRS Employer Identification No.)

45320 Corte Palmito, Temecula, CA 92592

(Address of principal executive offices and Zip Code)

310-994-3890

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 29, 2005, we issued a news release announcing that our shares have been approved for unpriced quotation on the National Association of Securities Dealers Inc. Over-the-Counter Bulletin Board effective June 27, 2005 under the trading symbol, MLTC.

Item 9.01. Financial Statements and Exhibits.

99.1	News Release dated June 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELT, INC.

/s/ Clive Barwin

Clive Barwin, President

Date: June 29, 2005